UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2004

SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Caspian Court, Sunnyvale, California	94089

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 542-0500

N/A

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5. OTHER EVENTS

     On April 30, 2004, SanDisk Corporation (the “Registrant”) issued a press release announcing the appointment of Ms. Judy Bruner as its Executive Vice President of Administration and CFO. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     On May 3, 2004, the Registrant issued a press release announcing that the United States District Court for the Northern District of California had ruled in the SanDisk patent case against Pretec Electronics Corporation and granted Pretec’s motion for summary judgment. The press release is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Number	Description of Document
99.1	Press Release of SanDisk Corporation dated April 30, 2004 announcing the appointment of Ms. Judy Bruner as its Executive Vice President of Administration and CFO.
99.2	Press Release of the Registrant dated May 3, 2004 announcing a ruling in the patent case against Pretec Electronics Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2004
SanDisk Corporation

	By:	/s/ MICHAEL GRAY

		Name:	Michael Gray
		Title:	Chief Financial Officer and Senior Vice President, Finance and Administration
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Description of Document
99.1	Press Release of SanDisk Corporation dated April 30, 2004 announcing the appointment of Ms. Judy Bruner as its Executive Vice President of Administration and CFO.
99.2	Press Release of the Registrant dated May 3, 2004 announcing a ruling in the patent case against Pretec Electronics Corporation.